UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 22, 2003


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        1-10089                                          51-0299573
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(Commission File Number)                     (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
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          (Former name or former address, if changed since last report)

       Item 5.  Other Events

       On December 22, 2003, we entered into an agreement amending certain provisions of our Amended and Restated Financing Agreement with our senior lenders. This amendment shortens the period that we are required to have zero borrowings, or "clean-up", under our revolving credit facility from 15 consecutive days beginning December 22, 2003 to eight consecutive days beginning December 29, 2003. This amendment also requires us to accelerate the maturity of and pay on or before December 23, 2003 the $600,000 outstanding under the Tranche B Loan II. The amount of the Tranche B Loan II repayment together with the $150,000 fee payable to the lenders in connection with this amendment are excluded from the "clean-up" requirements under the Amended and Restated Financing Agreement.

       The full text of this amendment is attached as exhibit hereto.



       Item 7.  Exhibits

           Exhibit No.                        Description
           -----------                        -----------

             10.20 First Amendment to Amended and Restated Financing Agreement by and among Factory 2-U Stores, Inc., The CIT Group/Business Credit, Inc., and GB Retail Funding LLC dated December 22, 2003.

             99.1                    Press release of Factory 2-U Stores, Inc.
                                     dated December 23, 2003.



       Item 9.  Regulation FD Disclosure

       On December 23, 2003, we announced that:

       (1) we have reached an agreement in principle, subject to definitive documentation, with holders of our Junior Subordinated Notes to amend the current scheduled payment dates, and

       (2) we have revised our expectations for sales and operating results for our fourth quarter ending January 31, 2004.

       The full text of our press release dated December 23, 2003 is attached as exhibit hereto.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FACTORY 2-U STORES,INC.

                                      By: /s/ Douglas C. Felderman
                                          ------------------------
                                          Douglas C. Felderman
                                          Executive Vice President and
                                          Chief Financial Officer
      December 24, 2003
      -----------------
            Date

                                  EXHIBIT INDEX

           Exhibit No.                           Description
           -----------                           -----------

             10.20 First Amendment to Amended and Restated Financing Agreement by and among Factory 2-U Stores, Inc., The CIT Group/Business Credit, Inc., and GB Retail Funding LLC dated December 22, 2003.

             99.1                    Press release of Factory 2-U Stores, Inc.
                                     dated December 23, 2003.